UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N. Keller Rd.
Suite G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	LASE	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2024 annual meeting of stockholders was held on August 30, 2024. At the annual meeting our stockholders: (a) elected four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and (b) ratified the Board of Directors’ selection of M&K CPAS, PLLC as our independent registered public accountants to audit our financial statements for the 2024 fiscal year.

There were 12,270,427 shares of our common stock, par value $0.001 per share, outstanding and eligible to vote at the annual meeting as of the close of business on July 1, 2024, the record date for determining stockholders entitled to vote at the meeting. There were 8,802,706 shares of common stock, or 71.74% of the shares of common stock outstanding and entitled to vote at the annual meeting, represented at the meeting either in person or by proxy. The following tables show the votes cast by our stockholders and any abstentions with respect to the matters presented to stockholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a stockholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the stockholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.

Election of Directors

Each of the following nominees were elected as directors by the following vote:

Nominee	Votes For	Votes Withheld
Wayne Tupuola	8,722,693	9,477
Tim Miller	8,714,333	17,837
Troy Parkos	8,714,420	17,750
Carlos M. Gonzalez	8,710,892	21,278

In addition, there were 70,536 broker non-votes with respect to the election of each of the above director nominees.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of M&K CPAS, PLLC as our independent registered public accountants for the fiscal year ending December 31, 2024 was ratified by the following vote:

Shares Voted
For	8,792,786
Against	9,818
Abstain	102

There were no broker non-votes on this matter.

Item 7.01. Regulation FD Disclosure.

On September 3, 2024, the registrant (“Laser Photonics”) issued a press release announcing the results of the votes cast at its annual meeting of stockholders as set forth in Item 507, above, of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by RDE that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2024	LASER PHOTONICS CORPORATION

	By:	/s/ Wayne Tupuola
Wayne Tupuola
President and Chief Executive Officer

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